Exhibit 10.4

THIRD AMENDMENT TO VOTING AND SUPPORT AGREEMENT

This THIRD AMENDMENT TO VOTING AND SUPPORT AGREEMENT (this “Amendment”) is entered into on June 27, 2019 (the “Execution Date”), by and among Axar Capital Management, LP, a Delaware limited partnership (“Axar”), Axar GP, LLC, a Delaware limited liability company (“Axar GP”), Axar Master Fund, Ltd., a Cayman Islands exempted limited partnership (the “Axar Funds,” and together with Axar and Axar GP, the “Axar Entities”), Robert B. Hellman, Jr., in his capacity as trustee under the Voting and Investment Trust Agreement for the benefit of American Cemeteries Infrastructure Investors, LLC (“ACII”), and StoneMor GP Holdings LLC, a Delaware limited liability company (“GP Holdings” and together with ACII, the “ACII Entities”) and StoneMor GP LLC, a Delaware limited liability company (the “Company”) and StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”). The Axar Entities, the ACII Entities, the Company, the Partnership and each Permitted Transferee (as defined in the Agreement) are sometimes referred to herein collectively as the “Parties,” and individually as a “Party.”

RECITALS

1.        The Parties have previously entered into that certain Voting and Support Agreement dated as of September 27, 2018, as amended by (a) that certain First Amendment to Voting and Support Agreement dated as of February 4, 2019 and (b) that certain Second Amendment to Voting and Support Agreement dated as of April 30, 2019 (collectively, the “Agreement”).

2.        Pursuant to Section 5.2 of the Agreement, the Agreement may be amended in writing by the Parties.

3.        The Parties desire to make certain amendments to the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

AMENDMENT

1.1        Restrictions on Transfers and Other Actions. Section 1.3(a) of the Agreement is hereby amended and restated in its entirety as follows:

“Each of the ACII Entities and the Axar Entities hereby agrees that, from the date hereof until the Expiration Date, it shall not, and shall cause its Affiliates not to, directly or indirectly, except in connection with the consummation of the Reorganization or as expressly contemplated by the Merger Agreement, (i) Transfer any Securities Beneficially Owned or owned of record by such Party or such Party’s Affiliates; provided, however, that the foregoing restriction shall not apply to Transfers between or among a Party and its Affiliates (each, a “Permitted Transferee”) provided that, in the case of a Transfer from a Party to one or more of such Party’s Affiliates, such transferee executes and delivers to the Company a joinder agreement in the form of Exhibit B hereto, (ii) deposit any Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy, consent or power of attorney with respect thereto that is inconsistent with this Agreement, (iii) initiate, participate in, or knowingly encourage or facilitate any litigation or other proceeding challenging or seeking to enjoin or prevent the Reorganization or the Merger Agreement or any Merger Proposal, or (iv) acquire additional Securities in the Partnership if such acquisition could cause such Party, together with its Affiliates (other than the Company and its Affiliates), to own beneficially in excess of 19.99%, with respect to the ACII Entities, or 27.49% (which percentage shall exclude equity acquired in connection with the Partnership’s preferred unit offering to be consummated on or about the Execution Date (the “Equity Offering”), including any equity issued upon conversion or in consideration of such equity, with respect to the Axar Entities, of any Partnership Securities (as defined in the Partnership Agreement) of any class then outstanding; provided, however, that Axar, ACII and their respective Affiliates shall have the right to participate pro rata, based on their respective ownership percentage of the issued and outstanding equity interests of the Partnership, in any equity capital raise of the Partnership or its Affiliates (unless such participation could cause such Party, together with its Affiliates (other than the Company and its Affiliates), to own beneficially in excess of 19.99%, with respect to the ACII Entities, or 27.49% (which percentage shall exclude equity acquired in connection with the Equity Offering including any equity issued upon conversion or in consideration of such equity), with respect to the Axar Entities, of any Partnership Securities of any class then outstanding). In addition, each of the Axar Entities hereby agrees that, from the date hereof until the Expiration Date, it shall not, and shall cause its Affiliates not to, directly or indirectly, except in connection with the consummation of the Reorganization or as expressly contemplated by the Merger Agreement, as amended, and the Nomination and Director Voting Agreement by and among the Company, the Axar Entities and the ACII Entities, as amended (the “Director Voting Agreement”) and provided that the Company is not in breach of the Merger Agreement and the Company and the ACII Entities are not in breach of the Director Voting Agreement, in each case which breach is not cured within ten (10) days following receipt by the breaching party of written notice of such breach, (v) participate in solicitations of proxies with respect to any Securities of the Partnership, (w) except with the prior consent of the Company, make public announcements regarding the Reorganization or other extraordinary transactions involving the Partnership or its Affiliates, (x) seek representation on the board of directors of the Company (the “Company Board”) or take any actions to control or influence management of the Company or the Company Board, (y) participate in, create or join any “group” within the meaning of Section 13(d)(3) of the Exchange Act, with respect to any Securities, or (z) agree to take or publicly propose any of the foregoing actions. For purposes of this Agreement, “Transfer” means directly or indirectly, to sell, transfer (by gift or otherwise), assign, pledge, encumber or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer (by gift or otherwise), assignment, pledge, encumbrance or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise). Any Transfer in violation of this Section 1.3 shall be null and void.”

1.2        Termination. Article IV (Termination) of the Agreement is hereby amended by replacing “June 30, 2019” in clause (z) with “March 31, 2020”.

ARTICLE II

MISCELLANEOUS PROVISIONS

2.1        Certain Defined Terms. Capitalized terms used in this Amendment that are not defined in the text of the body of this Amendment shall have the meanings given such terms in the Agreement.

2.2        No Other Amendments. All provisions of the Agreement, unless amended by this Amendment, shall remain unchanged.

2.3        Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4        Miscellaneous. Sections 5.1 through 5.13 of the Agreement shall apply to this Amendment mutatis mutandis.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

AXAR CAPITAL MANAGEMENT, LP

By:	Axar GP, LLC, its general partner

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Sole Member

AXAR GP, LLC

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Sole Member

AXAR MASTER FUND, LTD.

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Authorized Person

ROBERT B. HELLMAN, JR., AS TRUSTEE UNDER THE VOTING AND INVESTMENT TRUST AGREEMENT FOR THE BENEFIT OF AMERICAN CEMETERIES INFRASTRUCTURE INVESTORS, LLC

By:	/s/ Robert B. Hellman, Jr.
Name:	Robert B. Hellman, Jr.
Title:	Trustee

STONEMOR GP HOLDINGS LLC

By:	/s/ Robert B. Hellman, Jr.
Name:	Robert B. Hellman, Jr.
Title:	Authorized Person

SIGNATURE PAGE TO

THIRD AMENDMENT TO

VOTING AND SUPPORT AGREEMENT

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC, its general partner

By:	/s/ Joseph M. Redling
Name:	Joseph M. Redling
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO

THIRD AMENDMENT TO

VOTING AND SUPPORT AGREEMENT